     As Filed with the Securities and Exchange Commission on March 13, 2000

                     Registration Nos. 333-28339; 811-08239

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No.                                   [ ]
     Post-Effective Amendment No. 11                               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
     Amendment No. 14                                              [X]


                                    ProFunds
               (Exact Name of Registrant as Specified in Charter)

                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (301) 657-1970


     Michael L. Sapir                     With copy to:
     Chairman                             William J. Tomko
     PROFUND Advisors LLC                 President
     7900 Wisconsin Avenue, Suite 300     BISYS Fund Services
     Bethesda, Maryland 20814             3435 Stelzer Road
                                          Columbus, Ohio 43219

                (Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the
Securities:

It is proposed that this filing will become effective:


______  immediately upon filing pursuant to paragraph (b)

______  on (date) pursuant to paragraph (b)

______  60 days after filing pursuant to paragraph (a)(1)

______  on (date) pursuant to paragraph (a)(1)

  X     75 days after filing pursuant to paragraph (a)(2)

______  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

______ This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                                                    May __, 2000



                                                                     prospectus


ProFunds No-Load Mutual Funds
OTC ProFund

[LOGO]

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1   Objective

7   Strategy

9   Share Price, Classes & Tax Information

13  Shareholder Services Guide

21  ProFunds Management



    ProFund Advisors LLC
    Investment Advisor

Objective

     The OTC ProFund - seeks daily investment results that correspond to the performance of the NASDAQ 100 Index(TM). The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. ProFunds' Board of Trustees may change the ProFund's investment objective without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.

Strategy

     ProFund Advisors, the ProFund's investment advisor, uses quantitative and statistical analysis it developed in seeking to achieve the ProFund's investment objective. This analysis determines the type, quantity and mix of investment positions that the ProFund should hold to approximate the performance of the NASDAQ 100 Index(TM).

     The ProFund principally invests in:

     .  Futures contracts on stock indexes, and options on futures contracts;
        and

     . Financial instruments such as equity caps, collars, floors, and options on securities and stock indexes.

     The ProFund invests in the above instruments generally as a substitute for investing directly in stocks. In addition, the ProFund may invest in a combination of stocks that in ProFund Advisors' opinion should simulate the movement of the NASDAQ 100 Index(TM).

Risks

     Like all investments, the ProFund entails risk. ProFund Advisors cannot guarantee that the ProFund will achieve its objective. As with any mutual fund, the ProFund could lose money, or its performance could trail that of other investment alternatives.

     In addition, the ProFund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFund. The risks are described below.

     . Market Risk. The ProFund is subject to market risks that will affect the value of its shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the ProFund should lose money when the NASDAQ 100 Index(TM) declines.

    . Liquidity Risk. In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which the ProFund invests, the ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFund from limiting losses or realizing gains.

    . Correlation Risk. While ProFund Advisors expects that the ProFund will track the NASDAQ 100 Index(TM) with an average correlation of 0.90% or better over a year, there can be no guarantee that the ProFund will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent the ProFund from achieving its investment goal.

    . Non-Diversification Risk. The ProFund is classified as "non-diversified" under the federal securities laws. It has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of companies. This would make the performance of the ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFund intends to invest on a diversified basis.

    . Risks of Aggressive Investment Techniques. The ProFund uses investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

Who May Want to Consider Investing in the ProFund

     The ProFund may be appropriate for investors who want to receive investment results approximating the performance of the NASDAQ 100 Index(TM).

     The ProFund may also be appropriate for investors who:

     . are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund.

     .  want their investment to track the performance of the NASDAQ 100
        Index(TM).

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Performance

     Because the ProFund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as an indexes.

Fees and Expenses

     The tables below describe the fees and expenses you may pay if you buy and hold shares of the ProFund during its first year of operations. The ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - INVESTOR CLASS SHARES and SERVICE CLASS SHARES
(paid directly from your investment)

     Wire Redemption Fee*                $15

     _________________
     *  This charge may be waived at the discretion of the ProFund.


Annual Operating Expenses--INVESTOR CLASS Shares
(percentage of average daily net assets)

     Management fees                       0.75%
     Distribution (12b-1) fees             none
     Other expenses                        0.50%
     Total annual operating expenses       1.25%

     ____________
     * Based on estimated expenses to be incurred in the first year of operations.

Annual Operating Expenses--SERVICE CLASS Shares
(percentage of average daily net assets)

     Management fees                       0.75%
     Distribution (12b-1) fees             none
     Other expenses                        0.50%
     Total annual operating expenses       1.25%

     ____________
     * Based on estimated expenses to be incurred in the first year of operations.

     ** Includes a shareholder services plan fee equal, on an annual basis, to a maximum of 1.00% of average daily net assets of Service Class shares. See "Share Price, Classes and Tax Information -- Classes of Shares" beginning on page 10 for more information.

Expense Examples

     The following examples illustrate the expenses you would have incurred on a $10,000 investment in the ProFund, and are intended to help you compare the cost of investing in the ProFund compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that the ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because these examples are hypothetical and for comparison only, your actual costs will be different.

     INVESTOR CLASS Expense Examples

                             1 year  3 years
                             ------  -------
              OTC ProFund    $       $



     SERVICE CLASS Expense Examples

                             1 year  3 years
                             ------  -------
              OTC ProFund    $       $

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                                                                        strategy


What the ProFund Does

     The ProFund:

     . Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.
     .  Uses a mathematical and quantitative approach.
     . Pursues its objectives regardless of market conditions, trends or direction.
     .  Seeks to provide correlation with its benchmark on a daily basis.


What the ProFund Does Not Do

     ProFund Advisors does not:
     . Conduct conventional stock research or analysis or forecast stock market movement in managing the ProFund's assets.
     . Invest the ProFund's assets in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.
     . Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the ProFund's benchmark index.
     . Seek to invest to realize dividend income from the Profund's investments.
     . Seek to provide correlation with the Profund's benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the Profund from achieving such results.

Important Concepts

     . Futures, or futures contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.
     . Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

Portfolio Turnover

     ProFund Advisors expects a significant portion of the ProFund's assets to come from professional money managers and investors who use the ProFund as part of "market timing" investment strategies. These strategies often call for frequent trading of the ProFund's shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the ProFund of such trading, market timing trading could increase the rate of the ProFund's portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while the ProFund does not expect it, large movements of assets into and out of the ProFund may negatively impact its ability to achieve its investment objective or its level of operating expenses.

                                                      Share Price, Classes & Tax

                                                                     information


Calculating the ProFund's Share Price

     The ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

     Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of the ProFund are traded in markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

     The ProFund values shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's outstanding shares. The ProFund uses the following methods for arriving at the current market price of investments held by the ProFund:

     . securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.
     . securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.
     . futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.
     . options on futures contracts--priced at fair value determined with reference to established future exchanges.
     . bonds and convertible bonds generally are valued using a third-party pricing system.
     . short-term debt securities are valued at amortized cost, which approximates market value.

     When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFund sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information ("SAI") for more details.

     The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
     May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

Dividends and Distributions

     The ProFund intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. The ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

Tax Consequences

     The ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gain that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held the ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

     Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if the ProFund designates a particular distribution as a long-term capital gains distribution, it will be taxable to shareholders at their long-term capital gains rate. Dividends and distributions may also be subject to state and local taxes.

     Every year the ProFund will send shareholders tax information on the dividends and distributions for the previous year.

     If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of the ProFund shares may be treated as a sale.

     The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

     Please keep in mind:

     . Whether a distribution by the ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the ProFund, not on how long an investor has owned shares of the ProFund.
     . Dividends and distributions declared by the ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.
     . As with all mutual funds, the ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's

        U.S. federal income tax liability. The shareholder also may be subject to a $50 fee to reimburse the ProFund for any penalty that the IRS may impose.

     Please see the SAI for more information. Because each investor's tax circumstances are unique and because the tax laws are subject to change, ProFund Advisors recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in the ProFund.

Classes of Shares

     Investors in the ProFund can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, the ProFund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders. For this fee, the authorized firms may provide a variety of services, such as:
     . receiving and processing shareholder orders, . performing the accounting for the shareholder's account, . maintaining retirement plan accounts,
     . answering questions and handling correspondence for individual accounts, . acting as the sole shareholder of record for individual shareholders, . issuing shareholder reports and transaction confirmations, . executing daily investment "sweep" functions, and . investment advisory services.

     Holders of the ProFund's Service Class shares pay all fees and expenses applicable to these shares. The authorized firms may charge extra for services beyond those specified above, but they must furnish clients who own Service Class shares with a schedule explaining those fees.

                                                            Shareholder Services

                                                                           guide


Contacting ProFunds

     By telephone:       (888) 776-3637 or (614) 470-8122--
                         for investors
                         (888) 776-5717--a phone line dedicated
                         for use by financial professionals only

     By mail:            ProFunds
                         P.O. Box 182800
                         Columbus, OH 43218-2800

     By overnight mail:  ProFunds
                         c/o BISYS Fund Services
                         3435 Stelzer Road
                         Columbus, OH 43219

Minimum Investments

 . $5,000 for discretionary accounts controlled by a financial professional. . $15,000 for self-directed accounts controlled directly by investors.

   These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFunds investment. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of the ProFund's shares in whole or in part.


Opening Your ProFunds Account

   By mail: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases must be made in U.S. dollars through a U.S. bank.

   By wire transfer: First, complete an application and fax it to ProFunds at
   (800) 782-4797 (toll-free) or (614) 470-8718. Next, call ProFunds at (888)
   776-3637 (toll-free) or (614) 470-8122 to a) confirm receipt of the faxed application, b) request your new account number, c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

          UMB Bank, N.A.
          Kansas City, MO
          Routing/ABA #:101000695
          ProFunds DDA #9870857952


   For further credit to: Your name, the name of the ProFund, and your ProFunds account number.

   Confirmation number: The confirmation number given to you by the ProFunds representative.

   After faxing a copy of the completed application, send the original to ProFunds via mail or overnight delivery. The addresses are shown on page 13 under "Contacting ProFunds - By mail".

   Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

   Please note that your bank may charge a fee to send or receive wires.

Establishing Accounts For Tax-Sheltered Retirement Plans

   The ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFund Advisors charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the ProFunds. For additional information and an application, contact ProFunds directly by phone or at the above address.


Purchasing Additional ProFund Shares

   By mail: Send a check payable to "ProFunds", noting the ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases need to be made in U.S. dollars through a U.S. bank.

   By wire transfer: Call ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

   You can then instruct your bank to transfer your funds to:

          UMB Bank, N.A.
          Kansas City, MO
          Routing/ABA #:101000695
          ProFunds DDA #9870857952



     For further credit to: Your name, the name of the ProFund, and your ProFunds account number.

     Confirmation number: The confirmation number given to you by the ProFunds representative.

     Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

     Please note that your bank may charge a fee to send or receive wires.

     Please keep in mind when purchasing shares:
     .  The minimum subsequent purchase amount is $100.
     . ProFunds prices shares you purchase at the price per share next computed after we receive and accept your purchase order in good order. In order to be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.
     . A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire. ProFunds only accepts wires during the times it processes wires: between 8:00 a.m. and 3:30 p.m. Eastern time for the ProFund. Wires received after ProFunds' wire processing times will be processed as of the next time that orders are processed. If the primary exchange or market, on which the ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.
     . If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the ProFund.
     . Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of ProFund shares.

Exchanges

     Shareholders can exchange shares of either class of the ProFund for shares of either class of another ProFund, which are not described in this prospectus, free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number. Exchange orders including the UltraEurope Profund, which is not described in this prospectus, are subject to certain restrictions not described in this prospectus.

     ProFunds accepts exchange orders by phone, in writing or through the Internet. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

     By telephone: Exchange orders between ProFunds can be accepted by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m. Eastern time, with the exception that ProFunds does not accept exchange orders involving the UltraEurope ProFund between 10:30 a.m. and 11:30 a.m. Eastern time. If the primary exchange or market (generally, the CME) on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

     By Internet: Shareholders may transact on-line exchanges of shares of the ProFunds, except exchanges of shares of the UltraEurope ProFund, at ProFunds' website (www.profunds.com). To access this service through the website, click on the "Trade/Access Account" Icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information. Internet exchange orders between the ProFunds can be accepted between 8:00 a.m. and 3:55 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. If the primary exchange or market on which a ProFund transacts business closes early, the above cut off time will be 25 minutes prior to the close of such exchange or market.


     Internet exchange transactions are extremely convenient, but are not free from risk. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of website users. As a result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by the Internet, you will generally bear the risk of loss.


     ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares by phone or in writing.

     Please keep in mind when exchanging shares:

     . An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund.

     . If both ProFunds involved in the exchange have their respective net asset values calculated at the same time then both the sale and the buy will occur simultaneously.

        For example, assume you were to exchange Money Market ProFund for OTC ProFund and the order was placed before 3:50 p.m. Eastern time, on any business day. The net asset values for both ProFunds involved in the transaction are computed at the same time. Therefore, both the price of the shares sold out of Money Market ProFund and the shares purchased into OTC ProFund would be determined simultaneously when the net asset values are next computed, normally 4:00 p.m. Eastern time.

     . If the exchange involves ProFunds that calculate their net asset values at different times, you will receive the net asset value next computed for the redemption transaction. The purchase transaction will receive the price next determined after the redemption transaction is completed, with one exception as described below. The proceeds from the redemption transaction will not be invested during the intervening period and will not earn interest during that time.

        For example, assume you were to exchange OTC ProFund for UltraEurope ProFund and the order was placed before 3:50 p.m. Eastern time, on a business day of the OTC ProFund. The net asset values of UltraEurope and OTC ProFunds are not determined at the same time. As a result, the components of the exchange would be valued at two different times. First, the sale from OTC ProFund would be priced using the next computed net asset value, which would be determined normally at 4:00 p.m. Eastern time, on such day. Second, the buy into UltraEurope ProFund would receive the net asset value of UltraEurope ProFund next determined after the redemption from OTC ProFund. That determination of the net asset value of UltraEurope ProFund would normally take place at 11:30 a.m. Eastern time, on the next business day of UltraEurope ProFund.

     . Please note that during certain periods, it may take several days for exchanges to be completed due to holidays.

     . The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's current value.

     . You may exchange, on a regular basis, shares of the Money Market ProFund (described in another prospectus) for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.

     Before executing an exchange between the ProFund for shares of another ProFund, a shareholder must first review the prospectus related to the other ProFund. Such prospectus may be obtained by contacting the ProFunds by letter or telephone at the address or phone number noted on the back cover of this prospectus, or by visiting the ProFunds' website (www.profunds.com).

Redeeming ProFund Shares

     You can redeem all or part of your shares at the price next determined after we receive your request. The ProFund only accepts redemption orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m. Eastern time. ProFunds may not receive or accept phone redemption orders at any other time. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

     Written Redemptions
     To redeem all or part of your shares in writing, your request needs to include the following information:
     .  the name of the ProFund(s),
     .  the account number(s),
     . the amount of money or number of shares being redeemed, . the name(s) of the account owners, . the signature(s) of all registered account owners, and . your daytime telephone number.

     Wire Redemptions
     If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.

     Signature Guarantee
     Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:
     . Your account registration or address has changed within the last 30 calendar days.
     . The check is being mailed to a different address than the one on your account.
     . The check or wire is being made payable to someone other than the account owner.

     . The redemption proceeds are being transferred to an account with a different registration.
     .  You wish to redeem more than $100,000.
     .  You are adding or changing wire instructions on your account.
     .  Other unusual situations as determined by ProFund's transfer agent.

     Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

     Please keep in mind when redeeming shares:

     . Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.
     . The ProFunds normally remit redemption proceeds within seven days of redemption. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that its transfer agent has collected the purchase payment.
     . ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.
     . To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call the ProFunds to request a retirement distribution form.
     . Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.

     Suspension of Redemptions

     Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"); (ii) for any period during which an emergency exists, as determined by the SEC, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for protection of ProFunds' investors.

     Automatic Investment and Redemption Plans
     Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 1/2 years of age or older.

     About Telephone Transactions

     . It may be difficult to reach ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.
     . You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

                                                                        ProFunds


                                                                      management


Board of Trustees and Officers

     The ProFunds' Board of Trustees is responsible for the general supervision of the ProFund. The ProFunds' officers are responsible for day-to-day operations of the ProFund.

Investment Advisor

     ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to the ProFund, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in the ProFund. It receives fees equal to 0.75% of the average daily net assets of the ProFund. ProFund Advisors bears the costs of advisory services.

     Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) ProFunds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

     Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital Companies, LLC, an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

     William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

     The ProFund is managed by an investment team chaired by Dr. Seale.

Other Service Providers

     BISYS ProFund Services ("BISYS"), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFund, providing operations, compliance and administrative services. The ProFund pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets up to $300 million, the fee is 0.15% of the assets, and it declines to 0.05% for average daily net assets of $1 billion or more.

     ProFund Advisors also performs client support and administrative services for the ProFund. It is anticipated that the ProFund will pay a fee of 0.15% of average daily net assets for these services.

Other Information

     "NASDAQ 100 Indextm" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFund is not sponsored, endorsed, sold or promoted by NASDAQ and NASDAQ makes no representation regarding the advisability of investing in the ProFund.

     If the ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

You can find more detailed information about the ProFund, in its current Statement of Additional Information, dated ________, 2000, which we have filed electronically with the Securities Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the ProFund, write us at:

ProFunds
P.O. Box 182800
Columbus, OH 43218-2800
or call our toll-free numbers:
(888) PRO-FNDS (888) 776-3637 For Investors
(888) PRO-5717 (888) 776-5717 Financial Professionals Only or visit our website www.profunds.com

You can find other information about the ProFund on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payments of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington D.C. 20549-0102. Information about the ProFund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds Executive Offices
Bethesda, MD

[LOGO OF PROFUNDS]

                                   PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                  OTC PROFUND
                                 MAY __, 2000

                       7900 WISCONSIN AVENUE, SUITE 300
                           BETHESDA, MARYLAND 20814

                      (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)



     This Statement of Additional Information relates to one series of ProFund the OTC ProFund (the "ProFund"). The ProFund offers two classes of shares:
Service Shares and Investor Shares. The ProFund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value. The ProFund seeks investment results that correspond each day to the NASDAQ 100 IndexTM. The ProFund may be used independently or in combination with other ProFunds as part of an overall investment strategy. Additional ProFunds may be created from time to time. The ProFund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFund to determine whether an investment in the ProFund is appropriate. The ProFund alone does not constitute a balanced investment plan. The ProFund is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFund's investment objectives will be achieved.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the ProFund's Prospectus, dated May ______, 2000, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in this Statement of Additional Information without definition have the same meanings assigned to them in the Prospectus. A copy of the Prospectus is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

ProFunds.......................................................     3
Investment Policies and Techniques.............................     3
Investment Restrictions........................................    12
Determination of Net Asset Value ..............................    14
Portfolio Transactions and Brokerage...........................    14
Management of ProFunds.........................................    15
Costs and Expenses.............................................    18
Organization and Description of Shares of Beneficial Interest..    18
Taxation.......................................................    19
Performance Information........................................    23
Financial Statements...........................................    24
Appendix -- Description of Securities Ratings..................   A-1

                                    PROFUNDS

     ProFunds (the "Trust") is an open-end management investment company, and is currently comprised of forty-one separate series as of the date hereof of the series is described herein. All of the ProFunds are classified as non-diversified, although they currently intend to operate in a diversified manner.

                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

     Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFund. In addition, set forth below is further information relating to the ProFund. The discussion below supplements and should be read in conjunction with the Prospectus.

     Certain investment restrictions of the ProFund specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of the ProFund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the ProFund not specified as fundamental (including the benchmark of the ProFund) may be changed by the Trustees of the Trust without the approval of shareholders.

     The ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for the ProFund's investment results to correspond sufficiently to its current benchmark. If believed appropriate, the ProFund may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that the ProFund will achieve its objective.

     Fundamental securities analysis is not generally used by ProFund Advisors LLC (the "Advisor"), the ProFund's investment adviser, in seeking to correlate with the benchmark. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of the ProFund and the performance of its benchmark), certain factors will tend to cause the ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFund, however, does not expect that its total returns will vary adversely from its current benchmark by more than ten percent over the course of a year. See "Special Considerations" on page 12.

     It is the policy of the ProFund to pursue its investment objectives of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The investment strategies of the ProFund discussed below, and as discussed in the Prospectus, may be used by the ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. The ProFund is free to reduce or eliminate the ProFund's activity in any of those areas without changing the ProFund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the ProFund will result in the achievement of the ProFund's objectives.

     The investment objective of the ProFund is to provide daily investment results that correspond to the performance of the NASDAQ 100 IndexTM.

     The ProFund does not intend to hold the 100 securities included in the NASDAQ 100 IndexTM. Instead, the ProFund intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the ProFund will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter markets and instruments with values that are representative of such securities such as futures and option contracts on such securities or the NASDAQ 100 IndexTM.

     Companies whose securities are traded on the over-the-counter ("OTC") markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When the ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether the ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFund may engage in related closing transactions with respect to options on futures contracts. The ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

     When the ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, the ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     The ProFund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the ProFund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the ProFund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the ProFund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFund will cover its positions when it writes a futures contract or option on a futures contract. The ProFund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. The ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     The ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The ProFund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. The ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. The ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

     Although the ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the ProFund to substantial losses. If trading is not possible, or if the ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

     The ProFund may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" on page 19.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether the ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either
(i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     The ProFund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the ProFund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the ProFund's 15% limitation on investment in illiquid securities. See "Illiquid Securities" on page 11.

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

     The ProFund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, the ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, the ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, the ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, the ProFund may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When the ProFund writes a put option, the ProFund will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for the ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If the ProFund that writes an option wishes to terminate the ProFund's obligation, the ProFund may effect a "closing purchase transaction." The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the ProFund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired.

SWAP AGREEMENTS

     The ProFund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the ProFund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the ProFund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     The ProFund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the ProFund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund's illiquid investment limitations. The ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     The ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund on the notional amount.

     Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the ProFund is contractually obligated to make. If the other party to a swap agreement defaults, the ProFund's risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of the ProFund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the ProFund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFund and its Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the ProFund's borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFunds' transactions in swap agreements.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. GOVERNMENT SECURITIES

     The ProFund also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques the ProFund employs, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the ProFund's portfolio investments in these securities.

     U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     The ProFund may enter into repurchase agreements with financial institutions. Under a repurchase agreement, the ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. The ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund, amounts to more than 15% of the ProFund's total net assets. The investments of the ProFund in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

     To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, the ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

     The ProFund may use reverse repurchase agreements as part of the ProFund's investment strategy. Reverse repurchase agreements involve sales by the ProFund of portfolio assets concurrently with an agreement by the ProFund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund intends to use the reverse repurchase technique only when it will be to the ProFund's advantage to do so. The ProFund will establish a segregated account with its custodian bank in which the ProFund will maintain cash or liquid instruments equal in value to the ProFund's obligations in respect of reverse repurchase agreements.

BORROWING

     The ProFund may borrow money for cash management purposes or investment purposes. The ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent the ProFund "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFund. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the ProFund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will increase more when the ProFund's portfolio assets increase in value and decrease more when the ProFund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, the ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund's assets should fail to meet this 300% coverage test, the ProFund, within three days (not including Sundays and holidays), will reduce the amount of the ProFund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Subject to the investment restrictions set forth below, the ProFund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the ProFund any income accruing thereon, and the ProFund may invest the cash collateral in portfolio securities, thereby earning additional income. The ProFund will not lend more than 331/3% of the value of the ProFund's total assets. Loans would be subject to termination by the ProFund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the ProFund and that the ProFund's shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The ProFund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund's net asset value. The ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of it's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

     The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFund will maintain liquid instruments equal to or greater in value than the ProFund's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that the ProFund's net asset value or income will be adversely affected by the ProFund's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund's shareholders will indirectly bear the ProFund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund's own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund's own operations.

ILLIQUID SECURITIES

     While the ProFund does not anticipate doing so, the ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. The ProFund will not invest more than 15% of the ProFund's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of the ProFund have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund's liquidity.

PORTFOLIO TURNOVER

     As discussed in the Prospectus, the ProFund anticipates that its investors, as part of their strategy, will frequently exchange shares of the ProFund for shares in other ProFunds pursuant to the exchange policy, as well as frequently redeem shares of the ProFund (see "Shareholders' Guide - How to Exchange Shares of the ProFunds" in the Prospectus). The nature of the ProFund will cause the ProFund to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFund. In addition, the ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because the ProFund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund's investors, it is difficult to estimate what the ProFund's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFund invests since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for the ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

     To the extent discussed above and in the Prospectus, the ProFund present certain risks, some of which are further described below.

     TRACKING ERROR. While the ProFund does not expect that its return over a year will deviate adversely from NASDAQ 100TM by more than ten percent, several factors may affect its ability to achieve this correlation. Among these factors are: (1) ProFund expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFund; (2) less than all of the securities in the NASDAQ 100TM being held by the ProFund and securities not included in the NASDAQ 100TM being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by the ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of the ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of the ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

     NON-DIVERSIFIED STATUS. The ProFund is a "non-diversified" series. The ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The ProFund's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Code, which imposes diversification requirements on the ProFund that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The ProFund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the ProFund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of the ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     The ProFund may not:

     1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto).

     2.   Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that the ProFund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 331/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund's

          Prospectus and Statement of Additional Information, as they may be amended from time to time.

DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFund are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business.

     The net asset value of each class of shares of the ProFund serves as the basis for the purchase and redemption price of that class of shares. The net asset value per share of each class of the ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds.

     The securities in the portfolio of the ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the ProFunds' Board of Trustees.

     Futures contracts are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established future exchanges. Options on securities and indices purchased by the ProFund are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

     In the event a trading halt closes a futures exchange that cause the exchange to close prior to the close of the NYSE, futures contracts will be valued on the basis of settlement prices on the futures exchange or fair value.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for the ProFund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

     The policy of the ProFund regarding purchases and sales of securities for the ProFund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the ProFund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     In seeking to implement the ProFund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit the ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

                             MANAGEMENT OF PROFUNDS

     The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the ProFund are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by The Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

     MICHAEL L. SAPIR* (birthdate: May 19, 1958): Trustee, Chairman and Chief Executive Officer; Chairman and Chief Executive Officer, ProFund Advisors LLC; Principal, Law Offices of Michael L. Sapir; Padco Advisors, Inc., Senior Vice President, General Counsel; Jorden Burt Berenson & Klingensmith, Partner. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     LOUIS M. MAYBERG* (birthdate: August 9, 1962): Trustee, Secretary; ProFund Advisors LLC, President; Potomac Securities, Inc., President; National Capital Companies, LLC, Managing Director. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     NIMISH BHATT: (birthdate: June 6, 1963) Treasurer; BISYS Fund Services, Vice President, Tax and Financial Services; Evergreen Funds/First Union Bank, Assistant Vice President; Price Waterhouse LLP, Senior Tax Consultant. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

     MICHAEL C. WACHS (birthdate: October 21, 1961): Trustee; Delancy Investment Group, Inc., Vice President; First Union National Bank, Vice President/Senior Underwriter; First Union Capital Markets Corp., Vice President; Vice President/Senior Credit Officer; Vice President/Team Leader. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

     RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957): Trustee; Directorship, Inc., Managing Director, Chief Financial Officer and Secretary; Quadcom Services, Inc., President. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

_______________

*    This Trustee is deemed to be an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.


                      PROFUNDS TRUSTEE COMPENSATION TABLE

     The following table reflects actual fees paid to the Trustees for the year ended December 31, 1999.

TRUSTEE NAME: POSITION                                              COMPENSATION
----------------------                                              ------------

Michael L. Sapir, Trustee, Chairman and Chief Executive Officer         None

Louis M. Mayberg, Trustee, President,                                   None
Secretary

Michael C. Wachs, Trustee                                               $3,750

Russell S. Reynolds, III, Trustee                                       $5,000


PROFUND ADVISORS LLC

     Under an investment advisory agreement between the ProFund and the Advisor, dated May __, 2000, the ProFund pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds, provided such Trustees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the ProFund's shares. The Advisors address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFund. The Administrator provides the ProFund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFund under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFund, distributes dividends and distributions payable by the ProFund, and produces statements with respect to account activity for the ProFund and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFund; the ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFund under the service agreement.

     For its services as Administrator, the ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to 0.05% of average daily net assets of $1 billion and over. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters ($1,100,000). The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

     The Adviser, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFund. For these services, the ProFund will pay to the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

     UMB Bank, N.A. acts as custodian to the ProFund. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as independent auditor to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Dechert Price & Rhoads serves as counsel to the ProFunds. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTOR

     Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc. receives no compensation from the ProFund for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

SHAREHOLDER SERVICES PLAN

     The ProFund has adopted a Shareholder Services Plan (the "Plan") which provides that the ProFund will make payments equal to 1.00% (on an annual basis) of the average daily value of the net assets of the ProFund's Adviser shares attributable to or held in the name of investment advisers and other authorized institutions that sell Service Shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. The Administrator may act as an Authorized Firm. The Trust will enter into agreements ("Shareholder Services Agreements") with Authorized Firms that purchase Service Shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service shares of the ProFund attributable to or held in the name of the Authorized Firm for its clients. The ProFund may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreements, have voted to adopt the Plan and Shareholder Services Agreements at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreements. The Plan and Shareholder Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Shares of the ProFund. The Shareholder Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the ProFund on not more than 60 days' written notice to any other party to the Shareholder Services Agreements. The Shareholder Services Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the ProFund and holders of Service Shares of the ProFund. In the Trustees' quarterly review of the Plan and Shareholder Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

     The intent of the Plan and Shareholder Services Agreements is to procure quality shareholder services on behalf of the ProFund shareholders; in adopting the Plan and Shareholder Services Agreements, the Trustees considered the fact that such shareholder services may have the effect of enhancing distribution of the ProFund's Service Shares and growth of the ProFund. In light of this, the ProFund intends to observe the procedural requirements of Rule 12b-1 under the 1940 Act on considering the continued appropriateness of the Plan and Shareholder Services Agreements.

                               COSTS AND EXPENSES

     The ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The ProFund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration Trustees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of forty-one separately managed series. Other separate series may be added in the future. The ProFund offers two classes of shares: the Service Shares and the Investor Shares.

     All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

     If the ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFund and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

     The amount of an income dividend or capital gains distribution declared by the ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

     Any dividend or distribution paid by the ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by the ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.

     A dividend or capital gains distribution with respect to shares of the ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by the ProFund for the preceding year. Distributions by the ProFund generally will be subject to state and local taxes.

     The ProFund intends to qualify and elects to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, the ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

     As a regulated investment company, the ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The ProFund intends to distribute substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, the ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

     If the ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the ProFund at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by the ProFund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the ProFund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the ProFund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the ProFund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

     Recently enacted rules may affect the timing and character of gain if the ProFund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund enters into certain transactions in property while holding substantially identical property, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The ProFund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the ProFund receives a so-called "excess distribution" with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. The ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

     The ProFund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund's shares. Capital gains dividends are not eligible for the dividends received deduction.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

     If a shareholder has chosen to receive distributions in cash, and the postal ( or other delivery ) service is unable to deliver checks to the shareholder's address of record, the ProFund will change the distribution option so that all distributions are automatically reinvested in additional shares. The ProFund will not pay interest on uncashed distribution checks.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of shares of the ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term, mid-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the ProFund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     The ProFund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

     The ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, the ProFund may advertise the total return of the ProFund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund. Other total return quotations, aggregate or average, over other time periods for the ProFund also may be included.

     The total return of the ProFund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

COMPARISONS OF INVESTMENT PERFORMANCE

     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, and Wilshire Associates, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the ProFund's investment performance. Performance information for the ProFund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 IndexTM.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor,
                     -----  ------  --------------------  -----------------

Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of the ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFund in performance reports, will be drawn from the "Small Company Growth ProFunds" grouping for the ProFund. In addition, the broad-based Lipper groupings may be used for comparison to the ProFund.

     Further information about the performance of the ProFund will be contained in the ProFund's annual reports to shareholders, which may be obtained without charge by writing to the ProFund at the address or telephoning the ProFund at the telephone number set forth on the cover page of this SAI. However, because the ProFund has no history of investment operations, it has not yet prepared any shareholder reports.

RATING SERVICES

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.


                               OTHER INFORMATION

     The Profund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Markets, Inc. ("NASDAQ"). NASDAQ make no representation or warranty, express or implied, to its owners of shares of the ProFund or any member of the public regarding the advisability of investing in securities generally or in the ProFund particularly or the ability of the NASDAQ 100 IndexTM to track general stock market performance. NASDAQ's only relationship to the ProFund (the "Licensee") is the licensing of certain trademarks and trade names of NASDAQ and of the NASDAQ 100 IndexTM . NASDAQ has no obligation to take the needs of the Licensee or owners of the shares of the ProFund into consideration in determining, composing or calcualating the NASDAQ 100 IndexTM. NASDAQ is not responsible for and has not participated in the determination or calculation of the equation by which the shares of the ProFund is to be converted into cash. NASDAQ has no obligation or liability in connection with administration, marketing or trading of the ProFund.

                              FINANCIAL STATEMENTS

     Since the ProFund had not commenced operations as of the date of this Statement of Additional Information, there are no financial statements to include in the Statement of Additional Information.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PROFUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE PROFUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

     AAA-Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA-Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

     AA+, AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA-Prime-These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds-Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA-High Grade-The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

     Duff 1+-Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

     Duff 1-Very high certainty of timely +.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

     A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB-Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B-Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC-Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC-Obligations which are highly speculative or which have a high risk of default.

     C-Obligations which are currently in default.

     Notes: "+" or "-".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

     A3-Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     B-Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C-Obligations for which there is an inadequate capacity to ensure timely repayment.

     D-Obligations which have a high risk of default or which are currently in default.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

     TBW-1-The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2-The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

     TWB-3-The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TWB-4-The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

     AAA-The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA-The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

     A-The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB-The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

     BB-While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B-Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

     CCC-Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC-"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

     D-Default

     These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

                                     Part C
                                Other Information



ITEM 23. Exhibits


     (a)(1)   Certificate of Trust of ProFunds (the "Registrant")(1)
     (a)(2)   First Amended Declaration of Trust of the Registrant(2)
     (a)(3)   Form of Establishment and Designation of Series dated
                February 18, 1998(5)
     (a)(4)   Form of Establishment and Designation of Series dated
                February 23, 1999(5)
     (a)(5)   Form of Establishment and Designation of Eleven Series
                dated October 15, 1999(6)
     (a)(6)   Form of Establishment and Designation of Three Series (7)
     (a)(7)   Form of Establishment and Designation of Seventeen
                Series (8)
     (a)(8)   Form of Establishment and Designation of One Series*
     (b)      By-laws of Registrant (2)
     (c)      Not Applicable
     (d)(1)   Form of Investment Advisory Agreement (2)
     (d)(2)   Investment Advisory Agreement for Cash Management
                Portfolio (7)
     (d)(3)   Amendment to Investment Advisory Agreement between
                ProFunds and ProFund Advisors LLC (7)

     (d)(4)        Investment Advisory Agreement for UltraEurope and
                     UltraShort Europe ProFunds (4)
     (d)(5)        Form of Amended and Restated Investment Advisory
                     Agreement (8)
     (e)           Form of Distribution Agreement and Dealer Agreement (2)
     (f)           Not Applicable
     (g)(1)        Form of Custody Agreement with UMB Bank, N.A. (2)
     (g)(2)        Amendment to Custody Agreement with UMB Bank, N.A. (3)
     (h)(1)        Form of Transfer Agency Agreement (2)
     (h)(2)        Form of Administration Agreement (2)
     (h)(3)        Form of Administration and Services Agreement
                     incorporated by reference to Bankers Trust Company's Registration Statement on Form N-1A ('40 Act file no. 811-06073)filed with the Commission on April 24, 1996.
     (h)(4)        Form of Fund Accounting Agreement (2)
     (h)(5)(i)     Form of Management Services Agreement(2)
     (h)(5)(ii)    Amendment to Management Services Agreement with
                     respect to the UltraShort OTC ProFund (3)
     (h)(5)(iii)   Form of Amended and Restated Management Services
                     Agreement (4)
     (h)(6)        Form of Shareholder Services Agreement related to
                     Adviser Shares (2)
     (h)(7)        Form of Omnibus Fee Agreement with BISYS Fund Services
                     LP (2)
     (h)(8)        Form of Amendment to Omnibus Fee Agreement (6)
     (h)(9)        Form of Participation Agreement (6)
     (h)(10)       Form of Administrative Services Agreement(6)
     (i)           Opinion and Consent of Counsel to the Registrant (2)
     (j)           Consent of Independent Auditors*
     (k)           None
     (l)           Purchase Agreement dated October 10, 1997 between the
                     Registrant and National Capital Group, Inc. (2)
     (m)(1)        Form of Distribution Plan (6)
     (m)(2)        Form of Services Agreement (6)
     (n)(1)        Multiple Class Plan (previously o(1)) (7)
     (n)(2)        Form of Amended and Restated Multi-Class Plan
                     (previously o(2))(8)
     (n)(3)        Form of Amended and Restated Multi-Class Plan*
     (o)(1)        Power of Attorney of Cash Management Portfolio
                     (previously p(1)) (7)
     (o)(2)        Power of Attorney of ProFunds (previously p(2))(4)

(1)  Filed with initial registration statement.

(2) Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3) Previously filed on February 24, 1998 as part of Post-Effective Amendment No. 1 and incorporated by reference herein.

(4) Previously filed on March 2, 1999 as part of Post-Effective Amendment No.4 and incorporated by reference herein.

(5) Previously filed on August 4, 1999 as part of Post-Effective Amendment No.6 and incorporated by reference herein.

(6) Previously filed on October 15, 1999 as part of Post-Effective Amendment No.8 and incorporated by reference herein.

(7) Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.

(8) Previously filed on December 23, 1999 as part of Post-Effective Amendment No. 10 and incorporated by reference herein.

*    To be filed by Amendment

ITEM 24. Persons Controlled By or Under Common Control With Registrant.
       None.

ITEM 25. Indemnification

     The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and under certain circumstances. Such officers indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the

          Trust; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

     The Declaration of Trust Registrant provides that if of the indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. Business and Other Connections of Investment Advisor

     ProFund Advisors LLC (the "Advisor"), a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Bankers Trust which serves as investment adviser to the Cash Management Portfolio and each director, officer or partner of Bankers Trust are hereby incorporated by reference to disclosures in Item 28 of BT Institutional funds (accession # 0000862157-97-00007) is filed on March 17, 1997 with the Securities and Exchange Commission.

ITEM 27. Principal Underwriter

Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 acts solely as interim distributor for the Registrant. The officers of Concord Financial Group, Inc., all of whose principal business address is set forth above, are:

Name                  Principal Position and Offices        Position and Offices
                      with CFG                              with Registrant

Lynn J. Magnum        Chairman                              none

Dennis Sheehan Sr.    Vice President                        none

Michael D. Burns      Vice President/                       none
                      Chief Compliance Officer

Steven Mintos         Executive Vice                        none
                      President/Chief Operating
                      Officer

Dale Smith            Vice President/                       none
                      Chief Financial Officer

Kevin Dell            Vice President                        none
                      General Counsel/Secretary

ITEM 28. Location of Accounts and Records

     All accounts, books, and records required to be maintained and preserved by
     Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

     (1) ProFund Advisors LLC, 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland (records relating to its functions as investment adviser and manager to the portfolios other than the Money Market ProFund);

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer agent).

     (3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian)

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

     (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                  SIGNATURES
                                   PROFUNDS


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on this 13th day of March, 2000.



                       PROFUNDS


                       /S/ MICHAEL L. SAPIR*
                       Michael L. Sapir, Chairman and
                       Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed by the following persons in the capacities and on the date indicated.


Signatures                           Title                   Date


/s/  MICHAEL L. SAPIR*           Trustee, President     March 13, 2000
     Michael L. Sapir


/s/  LOUIS MAYBERG*              Trustee, Secretary     March 13, 2000
     Louis Mayberg


/s/  RUSSELL S. REYNOLDS, III*   Trustee                March 13, 2000
     Russell S. Reynolds, III


/s/  MICHAEL WACHS*              Trustee                March 13, 2000
     Michael Wachs


/s/  GARY TENKMAN*               Treasurer              March 13, 2000
     GARY TENKMAN



*By: /s/ KEITH T. ROBINSON


  Keith T. Robinson
  as Attorney-in-Fact